GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Class C, Institutional, Investor, Class P and Class R6 Shares of the

Goldman Sachs Emerging Markets Debt Fund

Goldman Sachs Local Emerging Markets Debt Fund

(the “Funds”)

Supplement dated February 14, 2023 to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”), each dated July 29, 2022, as supplemented to date

Effective May 1, 2023, Samuel Finkelstein will no longer serve as portfolio manager for the Funds. Kay Haigh will continue to serve as portfolio manager for the Funds.

Additionally, effective May 1, 2023, Nicholas Saunders will begin serving as a portfolio manager for the Goldman Sachs Emerging Markets Debt Fund and Angus Bell will begin serving as a portfolio manager for the Goldman Sachs Local Emerging Markets Debt Fund.

Accordingly, effective May 1, 2023, all references to Mr. Finkelstein in his capacity as a portfolio manager to the Funds in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

Effective May 1, 2023, the following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Single Sector Fixed Income Funds—Emerging Markets Debt Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Kay Haigh, Managing Director, Global Co-Head of Emerging Markets Debt, has managed the Fund since 2020; and Nicholas Saunders, Managing Director, Global Co-Head of Emerging Markets Debt, has managed the Fund since 2023.

Effective May 1, 2023, the following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Single Sector Fixed Income Funds—Goldman Sachs Local Emerging Markets Debt Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Kay Haigh, Managing Director, Global Co-Head of Emerging Markets Debt, has managed the Fund since 2020; and Angus Bell, Managing Director, has managed the Fund since 2023.

Effective May 1, 2023, the following rows are added to the table under the “Quantitative Investment Strategies Team” subsection of the “Service Providers—Portfolio Managers” section of the Prospectuses:

Name and Title	Portfolio Responsibility	Years Primarily Responsible	Five Year Employment History
Nicholas Saunders Managing Director	Portfolio Manager— Emerging Markets Debt Fund	Since 2023	Mr. Saunders is head of the Emerging Market Corporate debt team and a member of the Fixed Income Portfolio Management team. He joined the Investment Adviser in 2001.
Angus Bell Managing Director	Portfolio Manager— Local Emerging Markets Debt Fund	Since 2023	Mr. Bell is a portfolio manager on the Emerging Market Debt team. He joined the Investment Adviser in 2005.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

SSFISUM15TBDSTK 02-23